Exhibit 10.1

                     FEDERAL DESPOSIT INSURANCE CORPORATION
                                WASHINGTON D.C.

--------------------------------
In the Matter of                )                        STIPULATION
                                )                   TO THE ISSUANCE OF A
CORNERSTONE COMMUNITY BANK      )                       CONSENT ORDER
CHATTANOOGA, TENNESSEE          )
                                )
                                )                        FDIC-10-037b
(INSURED STATE NOVEMBER BANK)   )
--------------------------------

     Subject to the acceptance of this STIPULATION THE ISSUANCE OF A CONSENT ORDER ("STIPULATION") by the Federal Deposit Insurance Corporation ("FDIC"), it is hereboy stipulated and agreed by and between a representative of the Legal Division of the FDIC and Cornerstone Community Bank, Chattanooga, Tennessee,
("Bank")  as  follows:

     1. The Bank has been advised of its right to the issuance and service of a NOTICE OF CHARGES AND OF HEARING detailing the unsafe or unsound banking practices and violations of law and/or regulations alleged to have been committed by the Bank and of its right to a hearing on the alleged charges under section 8(b) of the Federal Deposit Insurance Act ("Act"), 12 U.S.C. ss. 1818(b), and the Bank has waved those rights.

     2. The Bank, solely for the purpose of this proceeding and without admitting or denying any of the charges unsafe or unsound banking practices and violations of law and/or regulations, hereby consents and agrees to the issuance of a CONSENT ORDER ("ORDER") by the FDIC. The Bank further stipulates and agrees that such ORDER shall be deemed to be a final ORDER and that said ORDER shall become effective upon its issuance by the FDIC and shall be fully enforceable by the FDIC pursuant to the provisions of section 8(i) of the Act, 12 U.S.C. ss. 1818(i), subject only to the conditions set forth in paragraph 3 of this STIPULATION.

     3. In the event the FDIC accepts the STIPULATION and issues the ORDER, it is agreed that no action will be taken by the FDIC to enforce said ORDER in a United States District Court unless the Bank or any institution-affiliated party has violated or is about to violate any provision of the ORDER.

     4.  Solely  for  the  purpose  of  this proceeding, the Bank hereby waives:

          (a)  The issuance  and  service  of  a  NOTICE  OF  CHARGES  AND  OF
               HEARING;

          (b) All defenses to the alleged charges in the NOTICE OF CHARGES AND OF HEARING;

          (c) A hearing for the purpose of taking evidence on such alleged charges;

          (d)  The filing  of  PROPOSED  FINDINGS  OF  FACT  AND  CONCLUSIONS OF
               LAW;

          (e)  A RECOMMENDED  DECISION  of  an  Administrative  Law  Judge;

          (f) The filing of exceptions with respect to such RECOMMENDED DECISION; and

          (g)  Review  of  the  ORDER  by  any  Federal  court.

     Dated  this____day  of____,  2010.

FEDERAL DESPOSIT INSURANCE
CORPORATION
LEGAL DIVISION


BY:
    ------------------
    Michael R. Tregle
    Counsel

CORNERSTONE COMMUNITY BANK
CHATTANOOGA, TENNESSEE

BY: /s/ Frank Hughes
    ------------------
    Frank Hughes

BY: /s/ Wesley M. Welborn
    ---------------------
    Wesley M. Welborn